UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2023
AG Mortgage Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 692-2000

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange	(NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange	(NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange	(NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange	(NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on December 6, 2023 (the “Closing Date”), of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 8, 2023 (the “Merger Agreement”), by and among AG Mortgage Investment Trust, Inc., a Maryland corporation (“MITT” or the “Company”), AGMIT Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of MITT (“Merger Sub”), Western Asset Mortgage Capital Corporation, a Delaware corporation (“WMC”), and, solely for the limited purposes set forth in the Merger Agreement, AG REIT Management, LLC, a Delaware limited liability company (“MITT Manager”). Pursuant to the Merger Agreement, on the Closing Date, WMC merged with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of MITT. MITT will continue to operate under the name “AG Mortgage Investment Trust, Inc.” and be managed by MITT Manager, a subsidiary of Angelo, Gordon & Co., L.P., a diversified credit and real estate investing platform within TPG Inc. MITT’s shares of common stock, par value $0.01 per share (“MITT Common Stock”), will continue to trade on the New York Stock Exchange (“NYSE”) under the ticker symbol “MITT.” The following events took place in connection with the consummation of the Merger.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference to this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.01.

On December 6, 2023, the Merger was completed pursuant to the terms of the Merger Agreement. On the Closing Date, WMC merged with and into Merger Sub, with Merger Sub continuing as the surviving company. As contemplated by the Merger Agreement, the certificate of merger was filed with the Secretary of State of the State of Delaware, and the Merger was effective at 8:15 a.m., Eastern Time, on the Closing Date (the “Effective Time”).

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each outstanding share of WMC common stock, par value $0.01 per share (“WMC Common Stock”), was converted into the right to receive the following (the “Per Share Merger Consideration”): (i) from MITT, 1.498 shares of MITT Common Stock; and (ii) from MITT Manager, a cash amount equal to $0.92 (the “Per Share Additional Manager Consideration”). No fractional shares of MITT Common Stock were issued in the Merger, and the value of any fractional interests to which a former holder of WMC Common Stock is otherwise entitled will be paid in cash.

Pursuant to the Merger Agreement, the amount of the Per Share Additional Manager Consideration was reduced by the smallest amount (rounded to the nearest cent) necessary to cause the Per Share Additional Manager Consideration to be less than 10% of the total value of the Per Share Merger Consideration received by a holder of WMC Common Stock under the Merger Agreement. Pursuant to the previously disclosed Fourth Amendment to Management Agreement, dated as of August 8, 2023 (the “Fourth Amendment to Management Agreement”), by and between MITT and MITT Manager, which became effective on the Closing Date and amends the existing Management Agreement, dated as of June 29, 2011 (as amended, the “Existing MITT Management Agreement”), (i) MITT Manager will waive its right to seek reimbursement from MITT for any expenses otherwise reimbursable by MITT under the Existing MITT Management Agreement in an amount equal to approximately $1.3 million, which is the excess of $7.0 million over the aggregate Per Share Additional Manager Consideration paid by MITT Manager to the holders of WMC Common Stock under the Merger Agreement, and (ii) MITT Manager’s base management fee will be reduced by $600,000 for the first four quarters following the Effective Time, beginning with the fourth quarter of 2023, the fiscal quarter in which the Effective Time occurred (resulting in an aggregate $2.4 million waiver of base management fees).

Additionally, each outstanding share of WMC’s restricted common stock and each WMC restricted stock unit (each, a “WMC Equity Award”) vested in full immediately prior to the Effective Time and, as of the Effective Time, was considered outstanding for all purposes of the Merger Agreement, including the right to receive the Per Share Merger Consideration, except that WMC Equity Awards granted to certain members of the WMC board of directors at WMC’s 2023 annual stockholders’ meeting (collectively, the “2023 WMC Director Awards”) were treated as follows: (i) for M. Christian Mitchell and Lisa G. Quateman, who were appointed to the MITT board of directors as of the Effective Time, the 2023 WMC Director Awards were equitably adjusted effective as of the Effective Time into awards relating to shares of MITT Common Stock that have the same value, vesting terms and other terms and conditions as applied to the corresponding WMC restricted stock units immediately prior to the Effective Time and (ii) for the other members of the WMC board of directors, the 2023 WMC Director Awards accelerated and vested pro-rata effective as of immediately prior to the Effective Time based on a fraction, the numerator of which was 166 (the number of days between the grant date and the Closing Date) and the denominator of which was 365, and the remaining unvested portion of such 2023 WMC Director Awards was cancelled without any consideration.

The issuance of shares of MITT Common Stock to the former stockholders of WMC was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-274319), as amended, filed by MITT with the Securities and Exchange Commission (the “SEC”) and declared effective on September 29, 2023 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger, the Merger Agreement and the transactions contemplated thereby.

Per the terms of the transactions described in the Merger Agreement, approximately 9.2 million shares of MITT Common Stock will be issued in connection with the Merger to former WMC common stockholders, and former WMC common stockholders will own approximately 31% of the common equity of MITT as the combined company following the consummation of the Merger.

The foregoing description of the Merger and the other transactions contemplated by the Merger Agreement and the Fourth Amendment to Management Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement and the Fourth Amendment to Management Agreement, which were previously filed as Exhibit 2.1 and Exhibit 10.1, respectively, to MITT’s Current Report on Form 8-K filed with the SEC on August 9, 2023, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

On the Closing Date, in connection with the consummation of the Merger, MITT, Merger Sub, WMC and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into the Third Supplemental Indenture, dated as of December 6, 2023 (the “Third Supplemental Indenture”) to the Indenture, dated as of October 2, 2017 (the “Base Indenture”), and the Second Supplemental Indenture, dated as of September 14, 2021 (the “Second Supplemental Indenture” and, the Base Indenture as amended and supplemented by the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”), relating to WMC’s 6.75% Convertible Senior Unsecured Notes due 2024 (the “Convertible Notes”). Pursuant to the Third Supplemental Indenture, as of the Effective Time, among other things, (i) Merger Sub expressly assumed all of WMC’s obligations under the Indenture and the Convertible Notes and (ii) MITT guaranteed payment of the principal of, and premium, if any, and interest on the Convertible Notes and all other amounts, if any, due and payable under the Convertible Notes. As of the Closing Date, the outstanding principal amount of the Convertible Notes was approximately $86.3 million.

The foregoing description of the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the form of Convertible Note and the transactions contemplated thereby is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Base

Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the form of Convertible Note, which are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference to this Item 5.02.

Appointment of Directors

At the Effective Time, and pursuant to the Merger Agreement, the MITT board of directors increased the total number of directors from six to eight and appointed each of M. Christian Mitchell and Lisa G. Quateman to serve as directors on the MITT board of directors until MITT’s 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. MITT has further agreed to nominate each of Mr. Mitchell and Ms. Quateman to the MITT board of directors at MITT’s 2024 annual meeting of stockholders. The MITT board of directors has determined that each of Mr. Mitchell and Ms. Quateman are independent under the applicable NYSE rules.

Pursuant to the Merger Agreement, on the Closing Date, each of Mr. Mitchell and Ms. Quateman was granted an award of 12,981 restricted stock units under the AG Mortgage Investment Trust, Inc. 2020 Equity Incentive Plan to replace their 2023 WMC Director Awards. Such restricted stock units will vest on June 23, 2024, subject to Mr. Mitchell’s and Ms. Quateman’s, as applicable, continued service on the MITT board of directors, and will be settled upon Mr. Mitchell’s and Ms. Quateman’s, as applicable, separation of service from MITT. Mr. Mitchell and Ms. Quateman, in their capacity as non-employee MITT directors, will be entitled to receive compensation pursuant to MITT’s non-employee director compensation program as disclosed in MITT’s definitive proxy statement filed with the SEC on March 22, 2023.

Other than the Merger Agreement, there are no arrangements or understandings between either Mr. Mitchell and Ms. Quateman, on one hand, and any other person, on the other hand, pursuant to which either Mr. Mitchell and Ms. Quateman was selected as a director. Other than the receipt of the Per Share Merger Consideration by Mr. Mitchell and Ms. Quateman (including any affiliated entities) in respect of their equity interests in WMC in connection with the Merger, as described above, there are no transactions in which MITT is or was a participant and in which any of Mr. Mitchell or Ms. Quateman or their immediate family members (within the meaning of Item 404 of Regulation S-K) had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

Indemnification Agreement

MITT has entered into a customary indemnification agreement with each of Mr. Mitchell and Ms. Quateman. These agreements, among other things, require MITT to indemnify each of them to the maximum extent permitted by Maryland law, including indemnification of expenses such as attorney’s fees, judgments, penalties, fines and settlement amounts incurred by him or her in any action or proceeding, including any action or proceeding by or in right of MITT, arising out of his or her service as a MITT director. The form of indemnification agreement was previously filed as Exhibit 10.1 to MITT’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 6, 2022, and is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On the Closing Date, MITT issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

The information included under this Item 7.01 (including Exhibit 99.1 to this Current Report on Form 8-K) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

As permitted by Item 9.01(a)(3) of Form 8-K, the audited and unaudited financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(b) Pro forma financial information.

As permitted by Item 9.01(a)(3) of Form 8-K, the pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of August 8, 2023, by and among AG Mortgage Investment Trust, Inc., AGMIT Merger Sub, LLC, Western Asset Mortgage Capital Corporation and, solely for the limited purposes set forth therein, AG REIT Management, LLC (incorporated by reference to Exhibit 2.1 to MITT’s Current Report on Form 8-K filed with the SEC on August 9, 2023)*

4.1
Indenture, dated as of October 2, 2017, by and between Western Asset Mortgage Capital Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.1 to WMC’s Current Report on Form 8-K, filed with the SEC on October 3, 2017)

4.2
Second Supplemental Indenture, dated as of September 14, 2021, by and between Western Asset Mortgage Capital Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.2 to WMC’s Current Report on Form 8-K, filed with the SEC on September 14, 2021)

4.3**
Third Supplemental Indenture, dated as of December 6, 2023, by and among AG Mortgage Investment Trust, Inc., AGMIT Merger Sub, LLC, Western Asset Mortgage Capital Corporation and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association

4.4
Form of 6.75% Convertible Senior Notes due 2024 (attached as Exhibit A to the Second Supplemental Indenture filed as Exhibit 4.2 hereto) (incorporated by reference to Exhibit 4.3 to WMC’s Current Report on Form 8-K, filed with the SEC on September 14, 2021)

10.1
Fourth Amendment to Management Agreement, dated as of August 8, 2023, by and between AG Mortgage Investment Trust, Inc. and AG REIT Management, LLC (incorporated by reference to Exhibit 10.1 to MITT's Current Report on Form 8-K filed with the SEC on August 9, 2023)

10.2
Form of Amended and Restated Indemnification Agreement, dated May 2, 2022, by and between MITT and MITT’s directors and officers (incorporated by reference to Exhibit 10.1 to MITT’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 6, 2022)

99.1**	Press Release, dated December 6, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)
*Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules have been omitted. MITT agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2023	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ JENNY B. NESLIN
Name: Jenny B. Neslin
Title: General Counsel and Secretary